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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004

                                 DURATEK, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-14292                   22-2427618
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 (State or other jurisdiction of   (Commission              (I.R.S. Employer
  incorporation or organization)    File Number)           Identification No.)


10100 Old Columbia Road, Columbia, Maryland                       21046
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.   Results of Operations and Financial Condition.

     On October 20, 2004, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the third quarter ended September 26, 2004. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

       99.1 Duratek, Inc. press release announcing its financial results for the third quarter ended September 26, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Duratek, Inc.


Date: October 20, 2004                         By: /s/  Robert F. Shawver
                                                   -----------------------------
                                                   Robert F. Shawver,
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                  Exhibit Index
                                  -------------

Exhibit No.                          Description
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99.1                 Duratek, Inc. press release announcing its financial
                     results for the third quarter ended September 26, 2004.